FIRST AMENDMENT TO CREDIT AGREEMENT

        THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of September 26, 2003 is by and among CLARION TECHNOLOGIES, INC., a Delaware corporation (the “Company”), and its subsidiaries party hereto (the Company and its subsidiaries are collectively referred to herein as the “Loan Parties” and individually referred to herein as a “Loan Party”), the financial institutions that are or may from time to time become parties hereto (together with their respective successors and assigns, the “Banks”), and BANK ONE, NA, a national banking association with its main office in Chicago, Illinois, as agent on behalf of the Banks (in such capacity, the “Agent”).

RECITALS

        A.        The Loan Parties, the Banks, and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of April 14, 2003 (as amended, modified, restated, or replaced from time to time, the “Credit Agreement”), pursuant to which the Banks agreed, subject to the terms thereof, to extend credit to the Loan Parties.

        B.        Craig Wierda, an individual resident of the State of Michigan (the “Guarantor”), entered into that certain Guaranty dated as of April 14, 2003 in favor of the Agent for the benefit of the Banks (as amended, modified, restated or replaced from time to time, the “Guaranty”), pursuant to which the Guarantor agreed, subject to the terms thereof, to guarantee the Obligations (as defined therein).

        C.        The parties hereto now desire to amend the Credit Agreement as set forth herein, and the Guarantor now desires to reaffirm the Guaranty.

TERMS

        In consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

        ARTICLE I. Amendment. Upon the conditions set forth in Article III being fulfilled, the Credit Agreement shall be amended as follows:

        1.1     The definition of "Capital Expenditures" set forth in Section 1.1 of the Credit Agreement is restated as follows:

        Capital Expenditures means all expenditures which, in accordance with GAAP, would be required to be capitalized and shown on the consolidated balance sheet of the Loan Parties, but excluding expenditures for which the Loan Parities receive full reimbursement from customers or other third parties, and expenditures made in connection with the replacement, substitution or restoration of assets to the extent financed (i) from insurance proceeds (or other similar recoveries) paid on account of the loss of or damage to the assets being replaced or restored, (ii) with awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced, or (iii) with the proceeds of any sales of existing assets of the Loan Parties, to the extent such proceeds are not required to be applied as a mandatory prepayment of the Loans under Section 6.1.2..

        1.2     Section 10.6.7 of the Credit Agreement is restated as follows:

        10.6.7 Capital Expenditures Not permit the aggregate amount of all Capital Expenditures made by the Loan Parties to exceed $2,453,000 in the Fiscal Year ending December 31, 2003, or to exceed $2,000,000 in any subsequent Fiscal Year.

        ARTICLE II. REPRESENTATIONS AND WARRANTIES. Each of the Loan Parties represents and warrants to the Agent and the Banks that:

        2.1     The execution, delivery, and performance of this Amendment are within its powers, have been duly authorized by all necessary corporate or company action, and are not in contravention of any law, rule, or regulation, or any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority, or of the terms of its Certificate of Incorporation or Articles of Organization, or By-laws or Operating Agreement, or of any contract or undertaking to which it is a party or by which it or its properties is or may be bound.

        2.2     This Amendment is the legal, valid, and binding obligation of each Loan Party, enforceable against it in accordance with the respective terms hereof.

        2.3     After giving effect to the amendments herein contained, the representations and warranties contained in Section 9 of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

        2.4     No Event of Default or Unmatured Event of Default exists or has occurred or is continuing on the date hereof.

        2.5     The execution, delivery, and performance of the Consent and Agreement hereto is within the power of the Guarantor, and is not in contravention of any law, rule, or regulation, or any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority, or of any contract or undertaking to which it is a party or by which it or its properties is or may be bound, and is the Guarantor’s legal, valid, and binding obligation, enforceable against the Guarantor in accordance with the respective terms thereof.

        ARTICLE III. CONDITIONS OF EFFECTIVENESS.  This Amendment shall not become effective until each of the following has been satisfied:

        3.1     This Amendment shall have been executed by the Loan Parties, the Agent, and the Banks, and the Guarantor shall have executed the Consent and Agreement hereto.

        3.2     The Loan Parties shall furnish to the Agent certified copies of the resolutions of the Board of Directors or the members, as the case may be, of the Loan Parties approving this Amendment, and of all documents evidencing other necessary corporation or company action and governmental approvals, if any, with respect to this Amendment.

        3.3     The Loan Parties and the Guarantor shall furnish to the Agent such other approvals, opinions, or documents as the Agent may reasonably request.

ARTICLE IV. MISCELLANEOUS.

        4.1     From and after the date of this Amendment, references in the Credit Agreement or in any note, certificate, instrument or other document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

        4.2     The Loan Parties and the Guarantor acknowledge and agree that the Agent and the Banks have fully performed all of their obligations under all documents executed in connection with the Credit Agreement and all actions taken by the Agent or any of the Banks are reasonable and appropriate under the circumstances and within their rights under the Credit Agreement and all other documents executed in connection therewith and otherwise available. The Loan Parties and the Guarantor represent and warrant that they have no claims or causes of action against the Agent or any of the Banks.

        4.3     If any of the Loan Parties or the Guarantor shall fail to perform or observe any term, covenant or agreement contained in this Amendment, or if any representation or warranty made by any Loan Party or the Guarantor in this Amendment shall prove to have been incorrect in any material respect when made, such occurrence shall be deemed to constitute an Event of Default.

        4.4     Except as expressly amended hereby, the Loan Parties and the Guarantor agree that the Credit Agreement, the Notes, the Loan Documents, and all other documents and agreements executed by the Loan Parties and the Guarantor in connection with the Credit Agreement in favor of the Agent or the Banks are ratified and confirmed and shall remain in full force and effect, and that they have no set off, counterclaim, or defense with respect to any of the foregoing.

        4.5     Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

        4.6     This Amendment shall be governed by and construed in accordance with the laws of the State of Michigan.

        4.7     This Amendment may be signed in any number of counterparts, with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be effective as originals.

        IN WITNESS WHEREOF, the parties below have caused this Amendment to be executed and delivered as of the date first written above.

CLARION TECHNOLOGIES, INC. By: /s/ Edmund Walsh ——————————————
Its: CFO/Treasurer ——————————————

MITO PLASTICS, INC. By: /s/ Edmund Walsh ——————————————
Its: CFO/Treasurer ——————————————

CLARION REAL ESTATE, L.L.C. By: CLARION TECHNOLOGIES, INC., its Member By: /s/ Edmund Walsh ——————————————
Its: CFO/Treasurer ——————————————

BANK ONE, NA, for itself and as Agent By: /s/ Kevin Paul ——————————————
Its: First Vice President ——————————————

CONSENT AND AGREEMENT

        As of the date and year first above written, the undersigned:

        (a)        fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated hereby and agrees to all terms and provisions of the above Amendment applicable to him;

        (b)        agrees that the Guaranty is ratified and confirmed and shall remain in full force and effect, and acknowledges that he has no setoff, counterclaim, or defense with respect to the Guaranty;

        (c)        confirms that he has guaranteed and continues to guarantee payment of the Obligations (as defined in the Guaranty) to the Agent for the benefit of the Banks;

        (d)        acknowledges that his consent and agreement hereto is a condition to the Agent’s and the Banks’ obligations under the above Amendment and it is in his interest and to his financial benefit to execute this Consent and Agreement; and

        (e)        agrees that this Consent and Agreement shall be governed by and construed in accordance with the laws of the State of Michigan.

/s/ Craig Wierda —————————————— CRAIG WIERDA